August 2026 (NASDAQ:  PBAM) Q2 2026 Investor Update Holding Company for Exhibit 99.1

Disclosures FORWARD LOOKING STATEMENTS This investor presentation contains expressions of expectations, both implied and explicit, that are “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Private Bancorp of America, Inc. (the “Company”). There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the U.S. economy in general and the strength of the local economies in which we conduct operations; adverse developments in the banking industry and the potential impact of such developments on customer confidence, liquidity, and regulatory responses to these developments; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; interest rate, liquidity, economic, market, credit, operational, and inflation risks associated with our business, including the speed and predictability of changes in these risks; our ability to attract and retain deposits and to access other sources of liquidity, particularly in a higher interest rate environment, and the quality and composition of our deposits; business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic markets, including the tight labor market, ineffective management of the U.S. federal budget or debt, or turbulence or uncertainty in domestic or foreign financial markets; the effects of concentrations in our loan portfolio, including Small Business Administration loans, commercial real estate and the risks of geographic and industry concentrations; possible credit-related impairments of securities held by us; changes in the level of our nonperforming assets and charge-offs; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the ability to attract and retain essential personnel or changes in our essential personnel; the impact of changes in financial services policies, laws and regulations, including those concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; compliance risks, including the costs of monitoring, testing, and maintaining compliance with complex laws and regulations; the effectiveness of our risk management framework and quantitative models; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time to time by bank regulatory agencies, the U.S. Securities and Exchange Commission (the “SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, or other accounting standards setters; the impact of governmental efforts to restructure or modify the U.S. financial regulatory system; the impact of changes in the Federal Deposit Insurance Corporation (“FDIC”) insurance assessment rate or the rules and regulations related to the calculation of the FDIC insurance assessment amount; changes in consumer spending, borrowing, and savings habits; changes in the financial performance and/or condition of our borrowers; our ability to effectively compete with banks, nonbank financial institutions and financial technology companies and the effects of competition in the financial services industry on our business; the effects of disruptions or instability in the financial system, including as a result of the failure of a financial institution or other participants in it, or geopolitical instability, including war, terrorist attacks, pandemics and man-made and natural disasters; cybersecurity threats and the cost of defending against them; uncertainty around, and disruption from, new and emerging technologies, including the adoption and utilization of artificial intelligence (“AI”) and generative AI; climate change, including the enhanced regulatory, compliance, credit, and reputational risks and costs; unanticipated regulatory, legal, or judicial proceedings; the one-time and incremental costs of operating as a public company; our ability to meet our obligations as a public company, including our obligation under Section 404 of the Sarbanes-Oxley Act of 2002; and our ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s Registration Statement on Form 10 filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). The Company undertakes no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP financial measures in addition to results presented in accordance with GAAP. The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's results of operations and financial condition and to enhance investors’ overall understanding of such results of operations and financial condition, permit investors to effectively analyze financial trends of our business activities and enhance comparability with peers across the financial services sector. These non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures prepared in accordance with GAAP and should be read in conjunction with the Company’s GAAP financial information. A reconciliation of the most comparable GAAP financial measures to non-GAAP financial measures is included on pages 27-30 of this presentation.

# Corporate Overview

## The CalPrivate Bank Franchise

- Founded in 2006 and headquartered in La Jolla, California, Private Bancorp of America, Inc. owns and operates CalPrivate Bank, a dynamic relationship-based private and business bank
- With 7 branch locations in Los Angeles, Orange, Santa Barbara and San Diego counties, we provide a ***Distinctively Different***™ approach to serving our Clients, which include high net worth individuals, real estate professionals and small to medium-sized businesses
- Our branch-light, high-touch relationship-based model places Clients at the center of focus resulting in superior outcomes
- Net Promoter Score (NPS) of 80+ (**World Class**) for 21 consecutive quarters reflects Service focus
- Highly aligned with Shareholder interests as Directors & Executive Officers[1] own ~25% of total shares outstanding[2]

1 Includes both the HoldCo and Bank Board directors and Company NEOs
2 Represents beneficial ownership as presented in PBAM Form 10-12B/A filing on July 17, 2026

## Coastal Southern California Footprint



1 MONTECITO (805) 465-2270
2 BEVERLY HILLS (424) 303-4880
3 SOUTH BAY | LOS ANGELES (424) 348-2150
4 NEWPORT BEACH (949) 345-7600
5 LA JOLLA (858) 875-6900
6 SAN DIEGO (619) 230-2800
7 CORONADO (619) 437-1000

## Recent Accolades

**2024** Ranked Top 5% banks in the U.S. with assets $2B to $10B – AMERICAN BANKER

**2025** Ranked Top 5% banks in the U.S. with assets $2B to $10B – AMERICAN BANKER

BEST 50 OTCQX 2025 – #39 2025 OTCQX Best 50

Bauer 5-Star Rating

NADCO Community Impact Awards – Ranked #1 Community Bank SBA 504 Lender in the U.S.

BankDirector Ranking Banking Top 25 U.S. Banks – Ranked #10 Best Bank in the U.S. by Bank Director's Ranking Banking®

3

Focus on Consistent Long-Term Shareholder Value Creation 35.1% Adjusted EPS 6 Yr CAGR 18.0% 6 Yr CAGR   $ Annual EPS*   $ Tangible Book Value per Share*   $ Total Assets (in Billions)   $ Total Net Loans (in Billions)   $ Total Deposits (in Billions) 17.4% 6 Yr CAGR 15.7% 6 Yr CAGR 15.5% 6 Yr CAGR   $ Pre-Provision Net Revenue per Share* Culture of excellence in all aspects of serving Clients  Growth oriented Sales and Service Teams Adding shareholder value through disciplined capital deployment and strong tangible book value growth ▌ Growth Oriented Strategy  31.9% PPNR per Share 6 Yr CAGR *Please refer to the non-GAAP reconciliation on pages 27-30

Source: S&P Global Market Intelligence Note: Total annual returns as of 6/30/2026. PBAM total year-to-date return as of 7/17/2026 1 Peer Group Includes: AMBZ, AVBH, BCAL, BCML, BMRC, BPRN, BWFG, EFSI, ESQ, FFBB, FNRN, FRBA, FSBC, FVCB, JMSB, MNSB, MRBK, OBT, OPBK, PCB, PLBC, RBB, UNTY, USCB, WCCB 7 Yr Stock Total Return (%) 3 Yr Stock Total Return (%) 5 Yr Stock Total Return (%) Focus on Shareholder Return 136% outperformance 2026 year-to-date total return of 38.2% PBAM stock has outperformed its peer group over the last 3, 5, and 7 years Long term outperformance relative to the S&P 500 and KRX benchmarks demonstrates sustained shareholder value creation Shareholder value creation remains a top priority for PBAM 1 1 1 PBAM Stock Total Return (vs KBW Regional Bank Index, S&P 500, and Select Peers) 89% outperformance 160% outperformance

KPI Peer Comparison 1 Peer Group Includes: AMBZ, AVBH, BCAL, BCML, BMRC, BPRN, BWFG, EFSI, ESQ, FFBB, FNRN, FRBA, FSBC, FVCB, JMSB, MNSB, MRBK, OBT, OPBK, PCB, PLBC, RBB, UNTY, USCB, WCCB (Source: S&P Global)   Return on Average Assets %*   Return on Average Tangible Common Equity %*   Net Interest Margin %   Tangible Book Value per Share $* *Please refer to the non-GAAP reconciliation on pages 27-30

Loans HFI decreased $8.2 million, or 0.4%, from 1Q26. Average loan balances increased $23.6 million or 1.1% Average HFI Loan Yields of 7.29%, up from 7.24% in 1Q26 Core deposits increased $6.8 million, or 0.3%, from 1Q26 and increased $260.8 million, or 12.6%, since 2Q25 Non-interest-bearing deposits represent 27.9% of total deposits (28.4% of core deposits) Total Cost of Deposits of 1.63%, down from 1.67% in 1Q26 Uninsured deposits, net of collateralized and fiduciary deposit accounts, represent 53.8% of total deposits $2.4 billion total available liquidity, representing 190.8% of uninsured deposits, net of collateralized and fiduciary accounts Non-Performing Assets declined $2.6 million, or 6%. NPA to Total Assets Ratio of 1.50%, down from 1.60% at prior quarter ALL of $30.5 million or 1.43% of total loans HFI Total Classified Loans of $51.0 million, of which $42.6 million (84%) is secured by real estate with a weighted average LTV of 62%, and 11 commercial and industrial loans totaling $8.4 million Q2 2026 Results and Highlights ▌ Asset Quality Highlights ▌ Loan & Deposit Highlights $13.1 million in Net Income $2.27 Earnings Per Share $2.71 billion in Assets $2.13 billion in Loans HFI $2.38 billion in Deposits $49.57 Tangible Book Value per Share* (up $2.19 from 3/31/2026) Began trading on the NASDAQ Global Select Market under the symbol PBAM on July 30, 2026 ▌ Financial Highlights 48.81% Efficiency Ratio* 5.18% Net Interest Margin 1.99% Return on Average Assets 18.90% Return on Average Tangible Common Equity* 14.86% CalPrivate Bank Total Risk Based Capital Ratio** ** Preliminary ▌ Operational & Performance Highlights *Please refer to the non-GAAP reconciliation on pages 27-30

Credit Quality & Portfolio Management Loan pricing focused on capturing preferred client and credit profile Risk-based approach to loan reviews and Portfolio Management Early and active client engagement to minimize potential of future problem credits Continued resolution and cleanup of existing Criticized & Classified Assets and NPAs Refinement of Credit Department roles & responsibilities, service and operating model Loan & Deposit Growth Emphasis on loan retention to minimize impact of payoffs and maturities Organic growth in existing markets including newest Santa Barbara market  Top-tier talent acquisition for existing and new markets Emphasis on High Net Worth, entertainment, legal industry, property management & family office Enhance Shareholder Value Utilize experience of new senior hires to propel business scalability  Continued emphasis on Project Governance and Prioritization to identify and execute on high value improvement opportunities that lead to lower cost operations, increased service to clients, and value-added solutions in the marketplace Utilize Data Analytics & AI as a means for process improvement and business intelligence Continued evolution of product and strategy roadmaps to address client needs  Build Business Scalability Strategic Focus – 2026 Reinforce business practices and client acquisition strategies that have led to top-quartile return on assets and return on equity over the last 5 years Share buybacks and potential dividends as capital deployment alternatives

# Managing NIM in a Volatile Environment

## NIM Protection Strategy

**Proven Relationship Banking model allows for keen understanding of Clients and providing them with value**

**Strong Loan Yields**

- Desirable mix of Fixed, Variable and Hybrid loan types
- Fixed Rate Loan Terms generally at 5 years or less
- Relationship model allows for spread pricing discipline on new originations
- Use of Prepayment Penalties, Floors & other Yield Protecting Loan Structures

**Deposit Retention & Growth**

- Robust product offering, including IntraFi ICS & CDARS programs
- Exception based deposit pricing; adjustable and proactively manageable as Fed makes changes to treasury rates
- Expansion of newer legal verticals with new hires

**Other NIM Performance Contributors**

- Strong Yields on Cash and Due From Banks
- Alternative Funding Sources and Borrowings used to fund transactional, higher yielding assets when needed
- Targeted securities growth to increase overall portfolio yield

## Earning Asset Yields & Cost of Funds



10%
8%
6%
4%
2%
0%
6.89%
6.53%
6.53%
6.77%
6.70%
2.14%
2.08%
1.86%
1.73%
1.68%
2Q25
3Q25
4Q25
1Q26
2Q26
Earning Asset Yields
Cost of Funds

## Net Interest Income & Net Interest Margin



Dollars in Millions
10%
8%
6%
4%
2%
0%
$40
$35
$30
$25
$20
$15
$10
$5
$0
$30.1
$29.3
$31.1
$32.6
$33.5
4.94%
4.65%
4.84%
5.21%
5.18%
2Q25
3Q25
4Q25
1Q26
2Q26
Net Interest Income
Net Interest Margin

* FOOTNOTES below reflect non-GAAP measures. Refer to pages 27-28 for non-GAAP reconciliation

- 2Q25- $654K nonaccrual interest recognized; adjusted earning asset yield of 6.78% and NIM of 4.83%
- 3Q25- $1.3M nonaccrual interest reversed; adjusted earning asset yield of 6.74%, and NIM of 4.86%
- 4Q25- $304K nonaccrual interest reversed; adjusted earning asset yield of 6.57%, and NIM of 4.89%
- 1Q26- $1.3M net nonaccrual interest recognized, prepay penalties, and FHLB stock special dividend; adjusted earning asset yield of 6.57%, and NIM of 5.00%
- 2Q26- $905K net nonaccrual interest recognized; adjusted earning asset yield of 6.56% and NIM of 5.04%

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  2Q26 Deposit Mix Strong Deposit Franchise ▌ Relationship banking approach produces core deposit growth, lower cost of funds and reduced dependency on brokered deposits – all of which drive higher franchise value   Growing Customer Deposits   Deposit Cost Trends Total deposits increased $6.5 million during 2Q26 (+0.3%), comprised of $6.8 million increase in core deposits and $0.2 million decline in brokered deposits. Core deposit growth was limited in 2Q26 by seasonal deposit flows that came in at the end of 1Q26 and then left the beginning of 2Q26. Total deposits increased $218.4 million year over year (+10.1%), comprised of $260.8 million increase in core deposits and $42.5 million decline in brokered deposits Weighted average spot deposit rate of 1.65%, or 1.60% excluding brokered deposits, at 6/30/26 Excluding brokered deposits, cumulative interest-bearing beta since 2Q24 of 68% at 6/30/26 ▌ Deposit Commentary Non-Interest Bearing Interest Bearing DDA Savings & MMDA Time Deposits Brokered Avg Dep Cost Avg Dep Cost Ex. Bkrd Ending Deposit Cost Excl. Bkrd Dollars in Thousands

▌ Focus on maintaining strong liquidity position and continued improvement in the deposit mix Strong Liquidity & Funding Position   Cash & Securities   Total Available Liquidity   Wholesale Funding Dollars in Millions 2Q26 liquid assets increased in comparison to 1Q26 driven by increase in Investment Securities $2.4 billion total available liquidity at 6/30/26: $525 million on-balance sheet and $1.9 billion with external sources. Total liquidity represents 191% of uninsured deposits, net of collateralized and fiduciary accounts 38% year-over-year decrease in Wholesale Funding AFS Securities increased $16.0 million or 7.2% during 2Q26 ▌ Commentary Dollars in Millions

Loan Originations by Quarter 4Q25   1Q26 2Q26 CRE  6.66% 6.28% 6.63% C&I 7.39% 7.30% 6.83% SBA 504 9.07% 8.44% 8.19% SBA 7A 9.26% 9.18% 9.36%   Key Origination Rates Current lending strategy targets the use of Prepayment Penalties, Floors and other yield protection structures with an overall emphasis on Margin and Profitability over Balance Sheet growth Industry wide pursuit of loan growth coupled with lower customer demand has led to many banks compromising on loan margins ▌ Loan Origination Commentary Loan Originations   5 Quarter Origination Mix (Contract Amount, $ in millions) Weighted Avg Orig Rate C&I CRE SBA 504 SBA 7A Construction Consumer +Other ▌Emphasis on loan retention, pricing discipline and credit quality

Loan Portfolio Rollforward   Loan Rollforward Loans Held for Investment balances in roll forward represent outstanding balances and are before allowance for credit losses Loans HFI declined $8 million during 2Q26 due to elevated maturities and prepayments, mostly offset by strong origination volume In addition to new originations, we are also focused on client and loan retention to reduce the impact of payoffs and maturities ▌ Loan Rollforward Commentary

Loans Held for Investment Portfolio ▌ Managing the Loan Portfolio through prudent risk selection and disciplined pricing; with a focus on maintaining and growing client relationships and achieving appropriate risk adjusted yields   HFI Loan Balances & Yields 2Q26 Loan Mix Dollars in Millions Investor Owned       C&I               SBA Secured by RE               Owner Occupied              SFR Secured              Multifamily Land & Construction                 SBA Non-RE Secured                 Consumer                    Loan Yield Loan portfolio well diversified across industry, collateral, and loan types 97% of loans are Pass rated and the bank has historically low level of net charge offs Quality of underlying obligor financial strength and collateral is strong in relation to loan yields leading to strong and stable NIM, ROAA, and ROE ▌ Loan Portfolio Commentary * FOOTNOTES below reflect non-GAAP measures. Refer to pages 27-28 for non-GAAP reconciliation 2Q25- $654K nonaccrual interest recognized; adjusted loan yield of 7.24% 3Q25- $1.3M nonaccrual interest reversed; adjusted loan yield of 7.23%, 4Q25- $304K nonaccrual interest reversed; adjusted loan yield of 7.10% 1Q26- $958K net nonaccrual interest and prepay penalties recognized; adjusted loan yield of 7.06% 2Q26- $905K net nonaccrual interest recognized; adjusted loan yield of 7.12%

Real Estate Secured Loan Portfolio Breakdown Loan Type WAVG LTV WAVG Orig GDSCR* % Owner Occupied Office 50.6% 2.75 61% Hotel & Motel 53.3% 3.66 N/A Retail 56.2% 2.09 51% Multifamily 59.1% 3.46 N/A SFR Secured 56.2% 4.43 41% Total 53.1% 3.33 44%   2Q26 Mix of Loans Secured by Real Estate   Secured by Real Estate & LTV HFI loan composition reflects specific efforts to diversify among property types and low to average leverage The bank lends primarily in the metro areas of coastal Southern California. LA represents 42%, San Diego represents 25%, and Orange County represents 9% of total loans secured by real estate ▌ Loan Diversification Real Estate Secured- Specific Portfolio Details Dollars in Millions *Global Debt Service Coverage Ratio

6.7% Compound Annual Growth Rate (CAGR) for revolving line amounts over last 8 quarters Operating accounts and associated lines are a focus to drive core deposits and cash management fees We target 55%-60% utilization and will use the renewal process to ensure prudent credit exposure and additional income on unused lines ▌ Overview Total Revolving Lines of Credit $ in millions Line Utilization Revolving Line of Credit $   Total Revolving Lines of Credit Use of floors on variable lines to mitigate NIM compression Cautiously optimistic on increased future utilizations given economic headwinds (e.g., recession) Some paydowns in business lines is expected, based on seasonal use ▌ Utilization & Rates

▌ SBA Lending is an essential part of the CalPrivate Bank business model, offering lower leverage, higher yielding 504 and 7(a) guaranteed lending products to small businesses in our local communities SBA Lending Overview   SBA Originations   SBA Balances Award winning SBA      team serving our      communities SBA loan programs are a great funding source for Small Business owners and provide a solid risk adjusted return for the bank including the opportunity for Gain on Sale income SBA loan programs as a whole spur economic development and provide small businesses that employ nearly half of the U.S population with needed funding, while also maintaining historically low default rates Purposeful management of SBA Loan Production and overall SBA Loan Portfolio as a part of the broader CalPrivate strategy ▌ SBA Overview Ranked #1 Community Bank SBA 504 Lender in the U.S. Contract Amount, Dollars in Millions Dollars in Millions

▌ Optimizing SBA loan sales versus HFI based on secondary market conditions and loan yields. SBA Loan Sale Strategies   SBA 7(a) Loan Sales SBA 7(a) Income & Premium Typically, the guaranteed portion of 7(a) loans is 75% and at times can extend up to 90% of the loan for clients that export. The guaranteed portion can be sold on the secondary market for Gain on Sale income The unsold portion of the 7(a) loans and the 504 first trust deeds remain on the balance sheet post sale and debenture funding Market conditions and buyer appetite influence decision and timing of 7(a) loan sales Servicing the 7(a) loan is typically 1% of the full loan amount annually, including amounts sold on the secondary market Approximately 24% of the on-balance sheet SBA 7(a) balances are guaranteed 1Q26 SBA gain on sale elevated due to the inability to sell loans during 4Q25 Government shutdown. 2Q26 SBA gain on sale reduced by $162 thousand premium reimbursement to an investor related to early payoff of previously sold loan ▌ SBA Loan Sale Overview Dollars in Millions Dollars in Millions

Interest Rate Risk Management   Loans Repricing & Maturities   Interest Rate Sensitivity   Investments AFS Portfolio       67% adjustable loans at 6/30/26; 42% are hybrid & 25% variable 47% of loans reprice or mature <= 1 year. 3% of loans reprice or mature >=5 years NII is relatively neutral to market rate changes. Our discipline of maintaining floors on originations & renewals mitigates interest rate risk in declining rate environments Loan Portfolio average spot note rate increased to 6.92% at 6/30/26 from 6.83% at 3/31/26 Excess cash continues to be deployed into investment portfolio at yields higher than current average portfolio yields ▌ Commentary

▌ Credit risk and loan portfolio management continues to proactively identify and address potential problem assets Credit Risk Management   Classified Loans Special Mention & Classified as % of Gross Loans Total criticized loans declined by $10.3MM or 15% during the 2Q26 due primarily to a $4.5 million foreclosure to OREO and $6.7 million in full payoffs 47 total classified loans 32 of 47 classified loans are current on payments 36 of 47 classified loans are secured by real estate with a weighted average CLTV of 62%, which includes 8 SBA guaranteed loans with an average CLTV of 60% and 8 SBA 504 loans with an average CLTV of 54% 11 classified loans are C&I, which includes 4 SBA guaranteed loans ▌ Commentary Unsecured = any loans that are not secured by a real estate property or cash per regulatory legal lending definition; classified loans with collateral taken as an abundance of caution have been re-categorized as secured Dollars in Millions Dollars in Millions   Special Mention Loans

  Non-Performing Assets (NPAs) Credit Risk Management Metrics   Non-Performing Loans as % of Total Loans   Non-Performing Assets as % of Total Assets   Quarterly Net Charge Offs in bps of Loans HFI   Allowance for Loan Losses as % of Loans HFI Nonperforming assets declined by $2.6 million, or 6% during the 2Q26 A $4.5 million non-performing loan was transferred to OREO 13 of 18 non-performing loans totaling $22.8 million are collateral dependent with a weighted average CLTV of 66% 3 non-performing loans with minimal or no collateral (unsecured) totaling $1.3 million are fully reserved 2 non-performing loans totaling $2.8 million are guaranteed by the SBA with specific reserves of $0.5 million for the unguaranteed amounts ▌ Credit Commentary Dollars in Millions

  Total Allowance for Credit Losses Current Expected Credit Loss (“CECL”) ($ in millions) ACL Rollforward The change in the allowance for loan losses and the coverage ratio (allowance for loan losses as a % of loans HFI) in 2Q26 was primarily driven by higher reserves on individually evaluated loans, partially offset by lower delinquencies within the collectively evaluated portfolio The decrease in the reserve for unfunded commitments in 2Q26 was primarily the result of lower CRE line commitments compared to the prior quarter. ▌ Quarterly ACL Summary

  Non-Interest Expense (NIE) ▌ Ongoing focus on improving operating leverage and scalability through technology and process improvement initiatives while adding talent and improving capabilities and offerings to our Clients Expenses and Operational Efficiency Compensation & Benefits Other Expenses Data Processing Occupancy & Equipment Professional Svcs   Efficiency Measures Professional services expense increased due to initiative to become a SEC reporting company and have the Company’s common stock listed on NASDAQ Continued investments being made in people, process and technology to scale the business Managing expenses in a muted loan growth environment in order to sustain positive operating leverage ▌ NIE Commentary Dollars in Thousands *Please refer to the non-GAAP reconciliation on pages 27-30 *

▌ Continued strong capital accretion to support balance sheet growth & strategic options to enhance shareholder value Strong Capital Position *   Select CalPrivate Bank Capital Ratios   Tangible Book Value per Share* Manage capital to achieve strong levels of Return on Equity Proven ability to add shareholder value by consistently increasing tangible book value through strong earnings Investing in areas with strong returns on equity, including SBA 7(a) lending, fee income initiatives and business lines of credit Tangible Common Equity Ratio* of 10.49% at 6/30/26 During 4Q25, repurchased 86,594 shares at an average price of $57.69. During 1Q26, repurchased 44,214 shares at an average price of $67.80. During 2Q26, the Board authorized a stock repurchase program whereby the Company may repurchase an aggregate amount of up to $10 million in stock, or approximately 2.3% of our total outstanding shares of common stock. To date, no shares have been repurchased under the plan. ▌ Capital Strategy *Please refer to the non-GAAP reconciliation on pages 27-30

CalPrivate Culture and Community Outreach ONE Team: A cohesive, talented, accountable and empowered group of service-oriented professionals who show up every day dedicated to providing top-tier service to our Clients and Team Members. ONE Goal: To be the best company we can be. ONE Vision: To excel as a top-performing, growth-oriented community bank renowned for exceptional service, delivered by an outstanding Team that provides innovative, personalized solutions to our Clients in a secure and reliable environment.   ONE Team. ONE Goal. ONE Vision. An important aspect of our company culture is community engagement CalPrivate Bank donates to non-profit organizations with both our time and money across a wide range of community groups from San Diego to Santa Barbara  Employee contributions are matched A Community Advisory Board is present in each market, made up of top civic and business leaders to provide input to the Board and Management Our Board of Directors are active members of our communities, dedicating countless hours in service of others ▌ Community Support

# Technology & Innovation Differentiation

| | |
|---|---|
| **Technology Principles** | • Investment in technology is a competitive necessity<br>• Enables improved performance by providing improved Client Experience, expansion of the Client base and increased productivity<br>• Helps address regulatory pressure related to managing operational risks<br>• Enables scalability for organic growth and M&A |
| **Technology & Innovation Board Committee** | • Board level expertise in technology, audit and innovation<br>• Dedicated focus on digital transformation<br>• Provides oversite on roadmap, governance and budget<br>• Governance and framework for AI Strategy focused on efficiency, productivity and client experience opportunities |
| **Product Strategy** | • Focus on products & services development to enhance Client Experience<br>• Current areas of focus include Payments, Fraud Prevention & Digitization<br>• Focus on continuous process & service improvement through use of technology tools<br>• Utilize AI solutions to expand product offerings, improve client servicing and overall support |
| **Information Technology Management Committee** | • Enhancing focus on Cybersecurity and emerging security trends<br>• Multi-discipline and cross functional membership ensures enterprise adoption<br>• Developing Data Analytics & AI Program.  Direct oversight of AI adoption |
| **Direct Tech Investments** | • Utilize partnerships with BankTech Ventures, BankTech Consortium & JAM FINTOP for enhanced research & development in the Fintech ecosystem<br>• Board and Management commitment to finding partnerships through industry leaders that are focused on solving the challenges of community banking |

26

Non-GAAP Reconciliation

Non-GAAP Reconciliation continued

Non-GAAP Reconciliation continued

Non-GAAP Reconciliation continued

President & Chief Executive Officer o. 424.303.4894 c. 310.569.3635 rsowers@calprivate.bank Rick Sowers Cory Stewart EVP & Chief Financial Officer c. 206.293.3669 cstewart@calprivate.bank Management Contacts

Holding Company for (NASDAQ:  PBAM)